SHARE OPTION PLAN	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE OPTION PLAN
SHARE OPTION PLAN

The Option Scheme adopted in November 2006 will expire in November 2016. The subscription price for all options granted under the scheme will be reduced by the amount of all dividends declared by the Company per share in the period from the date of grant until the date the option is exercised, provided the subscription price shall never be reduced below the par value of the share. Options granted under the scheme will vest at a date determined by the board at the date of the grant. The options granted under the plan to date vest over a period of one to three years and have a five year term. There is no maximum number of shares authorized for awards of equity share options, and either authorized unissued shares of Ship Finance or treasury shares held by the Company may be used to satisfy exercised options.

The following summarizes share option transactions related to the Option Scheme in 2013, 2012 and 2011:

	2013		2012		2011
	Options	Weighted average exercise price $	Options	Weighted average exercise price $	Options	Weighted average exercise price $
Options outstanding at beginning of year	498,000	10.27	830,500	11.25	617,000	10.14
Granted	—	—	—	—	213,500	20.13
Exercised	(75,000)	5.29	(260,000)	7.17	—	—
Forfeited	—	—	(72,500)	18.05	—	—
Options outstanding at end of year	423,000	9.99	498,000	10.27	830,500	11.25
Exercisable at end of year	374,333	9.22	376,668	8.29	434,006	7.94

The exercise price of each option is progressively reduced by the amount of any dividends declared. The above figures show the average of the reduced exercise prices at the beginning and end of the year for options then outstanding. For options granted, exercised or forfeited during the year, the above figures show the average of the exercise prices at the time the options were granted, exercised or forfeited, as appropriate.

The fair values of options granted are estimated on the date of the grant using the Black-Scholes-Merton option valuation model. The weighted average assumptions used to calculate the fair values of new options granted in 2013, 2012 and 2011 are as follows:

	Options granted in year ended December 31
	2013	2012	2011
Risk free interest rate	—	—	1.13%
Expected volatility	—	—	65.6%
Expected dividend yield	—	—	0.00%
Expected life of options	—	—	3.5 years

The risk-free interest rates were estimated using the interest rate on three year U.S. treasury zero coupon issues. The volatility was estimated using historical share price data. The dividend yield has been estimated at 0% as the exercise price is reduced by all dividends declared by the Company from the date of grant to the exercise date. It is assumed that all options granted under the plan will vest.

The weighted average grant-date fair values of new options granted during 2011 was $9.50 per share.

The total intrinsic value of options exercised in 2013 was $0.9 million on the day of exercise (2012: $2.3 million; 2011: $0.0 million). The intrinsic value of options fully vested but not exercised at December 31, 2013, is $2.7 million and their average remaining term is 1.16 years.

As of December 31, 2013, there was $29,100 in unrecognized compensation costs related to non-vested options granted under the Option Scheme (2012: $251,500). This cost will be recognized over the remaining vesting periods, which average 0.2 years.